This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                1M FWD      6M FWD        AFC
            1      1.8553      2.0000         8.72
            2      1.8852      2.0761         7.29
            3      1.9342      2.1777         7.52
            4      1.9728      2.3055         7.26
            5      2.0751      2.4552         7.48
            6      2.2342      2.6147         7.22
            7      2.3200      2.7985         7.20
            8      2.4592      2.9854         7.95
            9      2.7024      3.1980         7.16
           10      2.8260      3.3957         7.38
           11      3.0361      3.6067         7.37
           12      3.3194      3.7995         7.60
           13      3.4861      3.9691         7.34
           14      3.6868      4.1492         7.32
           15      3.8920      4.2895         7.55
           16      4.0605      4.4143         7.29
           17      4.1984      4.5402         7.51
           18      4.3231      4.6419         7.25
           19      4.4800      4.7350         7.23
           20      4.5653      4.8237         7.71
           21      4.6258      4.9005         7.52
           22      4.7671      4.9726         8.52
           23      4.8275      5.0354         8.58
           24      4.8697      5.0929         8.85
           25      4.9901      5.1507         8.55
           26      5.0222      5.1991         8.53
           27      5.0399      5.2464         8.80
           28      5.1422      5.2928         9.24
           29      5.1742      5.3303         9.87
           30      5.2042      5.3662         9.53
           31      5.2926      5.4018        10.05
           32      5.3020      5.4295        11.13
           33      5.2935      5.4666        10.05
           34      5.3721      5.5026        10.57
           35      5.3876      5.5338        10.35
           36      5.4019      5.5708        10.69
           37      5.4705      5.6131        10.34
           38      5.5076      5.6505        10.34
           39      5.4968      5.6819        10.68
           40      5.5585      5.7156        10.46
           41      5.6081      5.7446        10.87
           42      5.6432      5.7724        10.52
           43      5.6992      5.7955        10.51
           44      5.6945      5.8141        11.64
           45      5.6852      5.8431        10.51
           46      5.7347      5.8661        10.95
           47      5.7678      5.8896        10.63
           48      5.7751      5.9170        10.98
           49      5.8210      5.9459        10.62
           50      5.8398      5.9746        10.62
           51      5.8286      6.0048        10.97
           52      5.8702      6.0360        10.70
           53      5.9172      6.0659        11.09
           54      5.9598      6.0946        10.73
           55      5.9972      6.1139        10.73
           56      6.0173      6.1329        11.87
           57      6.0101      6.1557        10.72
           58      6.0454      6.1757        11.15
           59      6.0712      6.1964        10.81
           60      6.0814      6.2194        11.17
           61      6.1149      6.2478        10.80
           62      6.1321      6.2750        10.80
           63      6.1338      6.3015        11.16
           64      6.1644      6.3254        10.87
           65      6.2045      6.3485        11.26
           66      6.2494      6.3703        10.89
           67      6.2776      6.3883        10.89
           68      6.2843      6.4056        11.63
           69      6.2759      6.4268        10.88
           70      6.3013      6.4506        11.30
           71      6.3289      6.4757        10.96
           72      6.3560      6.4994        11.32
           73      6.3836      6.4994        10.95

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

       Current Indices   Indices = 99

              AFC             AFC
     1            8.7158         8.7158
     2            7.2936         7.2936
     3            7.5191         7.5191
     4            7.2591         7.2591
     5            7.4824         7.4824
     6            7.2223         7.2223
     7            7.2028         7.2028
     8            7.9523         7.9523
     9            7.1619         7.1619
    10            7.3786         7.3786
    11            7.3691         7.3691
    12            7.5985         7.5985
    13            7.3373         7.3373
    14            7.3208         7.3208
    15            7.5473         7.5473
    16            7.2864         7.2864
    17            7.5107         7.5107
    18            7.2501         7.2501
    19            7.2312         7.2312
    20            7.7092         7.7092
    21            7.5196         7.5196
    22            7.7594         8.8714
    23            7.4973         8.5759
    24            7.7346         8.8480
    25            7.4727         8.5490
    26            7.4599         8.5350
    27            7.6950         8.8048
    28            7.4333         9.5741
    29            7.6668         9.8803
    30            7.4052         9.5452
    31            7.9266        10.0635
    32            8.7755        11.1386
    33            7.9259        10.0579
    34            8.1913        11.5110
    35            7.9304        11.1587
    36            8.1944        11.5266
    37            7.9296        11.1508
    38            7.9293        11.1468
    39            8.1932        11.5142
    40            7.9285        12.2159
    41            8.1924        12.6414
    42            7.9277        12.2284
    43            7.9273        12.2232
    44            8.7763        13.5271
    45            7.9266        12.2128
    46            8.1904        13.3621
    47            7.9258        12.9465
    48            8.1896        13.3719
    49            7.9250        12.9345
    50            7.9246        12.9285
    51            8.1884        13.3532
    52            7.9238        12.9396
    53            8.1875        13.3842
    54            7.9230        12.9464
    55            7.9226        12.9403
    56            8.7710        14.3200
    57            7.9218        12.9281
    58            8.1855        13.3697
    59            7.9210        12.9451
    60            8.1846        13.3702
    61            7.9202        12.9328
    62            7.9198        12.9266
    63            8.1834        13.3512
    64            7.9190        12.9143
    65            8.1825        13.3385
    66            7.9182        12.9020
    67            7.9178        12.8959
    68            8.4634        13.7787
    69            7.9169        12.8836
    70            8.1804        13.3067
    71            7.9161        12.8712
    72            8.1796        13.2939
    73            7.9153        12.8589
    74            7.9149        12.8528
    75            8.1783        13.2748
    76            7.9140        12.8405
    77            8.1774        13.2621
    78            7.9132        12.8281
    79            7.9127        12.8220
    80            8.7601        14.1889
    81            7.9119        12.8097
    82            8.1752        13.2303
    83            7.9110        12.7974
    84            8.1743        13.2176
    85            7.9102        12.7851
    86            7.9097        12.7789
    87            8.1729        13.1985
    88            7.9089        12.7666
    89            8.1720        13.1859
    90            7.9080        12.7544
    91            7.9076        12.7483
    92            8.7543        14.1074
    93            7.9067        12.7360
    94            8.1698        13.1542
    95            7.9058        12.7238
    96            8.1689        13.1416
    97            7.9049        12.7116
    98            7.9045        12.7055
    99            8.1675        13.1227
   100            7.9036        12.6933
   101            8.1665        13.1101
   102            7.9027        12.6811
   103            7.9022        12.6751
   104            8.7484        14.0264
   105            7.9013        12.6630
   106            8.1642        13.0788
   107            7.9004        12.6509
   108            8.1633        13.0663
   109            7.8995        12.6388
   110            7.8990        12.6328
   111            8.1618        13.0477
   112            7.8981        12.6208
   113            8.1609        13.0353
   114            7.8972        12.6089
   115            7.8967        12.6029
   116            8.4408        13.4657
   117            7.8958        12.5910
   118            8.1585        13.0046
   119            7.8948        12.5791
   120            8.1575        12.9922
   121            7.8939        12.5671
   122            7.8934        12.5612
   123            8.1561        12.9737
   124            7.8925        12.5492
   125            8.1551        12.9614
   126            7.8916        12.5374
   127            7.8911        12.5315
   128            8.7360        13.8676
   129            7.8901        12.5197
   130            8.1527        12.9309
   131            7.8892        12.5079
   132            8.1517        12.9188
   133            7.8883        12.4962
   134            7.8878        12.4904
   135            8.1502        12.9007
   136            7.8868        12.4788
   137            8.1492        12.8888
   138            7.8859        12.4673
   139            7.8854        12.4615
   140            8.7297        13.7903
   141            7.8844        12.4501
   142            8.1467        12.8592
   143            7.8835        12.4387
   144            8.1457        12.8475
   145            7.8825        12.4274
   146            7.8820        12.4218
   147            8.1442        12.8301
   148            7.8810        12.4106
   149            8.1432        12.8186
   150            7.8800        12.3996
   151            7.8795        12.3940
   152            8.7232        13.7159
   153            7.8785        12.3831
   154            8.1407        12.7902
   155            7.8776        12.3722
   156            8.1396        12.7791
   157            7.8766        12.3615
   158            7.8761        12.3561
   159            8.1381        12.7625
   160            7.8751        12.3455
   161            8.1370        12.7516
   162            7.8740        12.3350
   163            7.8735        12.3298
   164            8.4160        13.1745
   165            7.8725        12.3194
   166            8.1344        12.7248
   167            7.8715        12.3092
   168            8.1334        12.7142
   169            7.8705        12.2991
   170            7.8700        12.2941
   171            8.1318        12.6987
   172            7.8689        12.2841
   173            8.1307        12.6885
   174            7.8679        12.2744
   175            7.8674        12.2695
   176            8.7097        13.5788
   177            7.8663        12.2600
   178            8.1280        12.6637
   179            7.8653        12.2490
   180            8.1269        12.6505
   181            7.8642        12.2359
   182            7.8636        12.2294
   183            8.1251        12.6302
   184            7.8625        12.2163
   185            8.1240        12.6168
   186            7.8613        12.2033
   187            7.8608        12.1967
   188            8.7024        13.4964
   189            7.8596        12.1838
   190            8.1210        12.5832
   191            7.8585        12.1708
   192            8.1198        12.5699
   193            7.8573        12.1579
   194            7.8568        12.1515
   195            8.1181        12.5499
   196            7.8556        12.1387
   197            8.1169        12.5367
   198            7.8544        12.1259
   199            7.8538        12.1195
   200            8.6947        13.4110
   201            7.8527        12.1068
   202            8.1138        12.5038
   203            7.8515        12.0941
   204            8.1126        12.4907
   205            7.8503        12.0815
   206            7.8497        12.0752
   207            8.1107        12.4712
   208            7.8485        12.0627
   209            8.1095        12.4583
   210            7.8473        12.0502
   211            7.8467        12.0440
   212            8.3872        12.8679
   213            7.8454        12.0316
   214            8.1063        12.4262
   215            7.8442        12.0192
   216            8.1050        12.4135
   217            7.8430        12.0070
   218            7.8423        12.0009
   219            8.1031        12.3946
   220            7.8411        11.9887
   221            8.1018        12.3821
   222            7.8398        11.9766
   223            7.8392        11.9706
   224            8.6784        13.2465
   225            7.8379        11.9586
   226            8.0985        12.3511
   227            7.8366        11.9467
   228            8.0972        12.3388
   229            7.8353        11.9349
   230            7.8347        11.9290
   231            8.0951        12.3206
   232            7.8333        11.9173
   233            8.0938        12.3085
   234            7.8320        11.9057
   235            7.8314        11.8999
   236            8.6697        13.1685
   237            7.8300        11.8884
   238            8.0903        12.2788
   239            7.8286        11.8769
   240            8.0890        12.2662
   241            7.8275        11.8642
   242            7.8270        11.8578
   243            8.0873        12.2465
   244            7.8258        11.8451
   245            8.0861        12.2335
   246            7.8247        11.8325
   247            7.8241        11.8262
   248            8.6618        13.0864
   249            7.8230        11.8137
   250            8.0832        12.2010
   251            7.8219        11.8012
   252            8.0820        12.1881
   253            7.8207        11.7887
   254            7.8202        11.7825
   255            8.0802        12.1689
   256            7.8190        11.7701
   257            8.0791        12.1561
   258            7.8179        11.7578
   259            7.8173        11.7517
   260            8.3558        12.5556
   261            7.8162        11.7394
   262            8.0761        12.1244
   263            7.8150        11.7272
   264            8.0749        12.1118
   265            7.8139        11.7151
   266            7.8133        11.7090
   267            8.0732        12.0931
   268            7.8122        11.6969
   269            8.0720        12.0806
   270            7.8110        11.6849
   271            7.8105        11.6789
   272            8.6467        12.9236
   273            7.8093        11.6670
   274            8.0690        12.0498
   275            7.8082        11.6551
   276            8.0679        12.0375
   277            7.8070        11.6433
   278            7.8065        11.6374
   279            8.0661        12.0193
   280            7.8053        11.6257
   281            8.0649        12.0072
   282            7.8042        11.6140
   283            7.8036        11.6082
   284            8.6390        12.8455
   285            7.8024        11.5966
   286            8.0619        11.9772
   287            7.8013        11.5851
   288            8.0607        11.9653
   289            7.8001        11.5736
   290            7.7996        11.5679
   291            8.0589        11.9477
   292            7.7984        11.5566
   293            8.0577        11.9359
   294            7.7972        11.5453
   295            7.7967        11.5396
   296            8.6314        12.7698
   297            7.7955        11.5284
   298            8.0547        11.9069
   299            7.7944        11.5172
   300            8.0536        11.8952
   301            7.7933        11.5059
   302            7.7927        11.5002
   303            8.0519        11.8778
   304            7.7916        11.4890
   305            8.0508        11.8662
   306            7.7905        11.4778
   307            7.7900        11.4722
   308            8.3266        12.2575
   309            7.7889        11.4611
   310            8.0480        11.8374
   311            7.7878        11.4500
   312            8.0468        11.8260
   313            7.7867        11.4390
   314            7.7862        11.4335
   315            8.0452        11.8089
   316            7.7851        11.4225
   317            8.0441        11.7976
   318            7.7840        11.4115
   319            7.7835        11.4061
   320            8.6169        12.6221
   321            7.7825        11.3951
   322            8.0413        11.7693
   323            7.7814        11.3842
   324            8.0402        11.7581
   325            7.7803        11.3733
   326            7.7798        11.3678
   327            8.0386        11.7411
   328            7.7788        11.3569
   329            8.0375        11.7298
   330            7.7777        11.3459
   331            7.7772        11.3404
   332            8.6099        12.5493
   333            7.7762        11.3293
   334            8.0349        11.7012
   335            7.7752        11.3181
   336            8.0339        11.6895
   337            7.7742        11.3067
   338            7.7737        11.3009
   339            8.0323        11.6716
   340            7.7728        11.2892
   341            8.0314        11.6592
   342            7.7718        11.2769
   343            7.7714        11.2706
   344            8.6035        12.4709
   345            7.7705        11.2573
   346            8.0291        11.6252
   347            7.7697        11.2427
   348            8.0284        11.6092
   349            7.7691        11.2259
   350            7.7688        11.2163
   351            8.0276        11.5787
   352            7.7685        11.1920
   353            8.0276        11.5481
   354            7.7690        11.1534
   355            7.7700        11.1201
   356            8.3083        11.8226
   357            7.7796        10.9011
   358            8.1482         8.6743

BANC OF AMERICA SECURITIES LLC                                                                                      SCENARIO TABLE
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       ABFC 02-NC1

BOND CLASS: A2
----------------------------------------------------------------------------------------------------------------------------------
                               0PPC           50PPC         75PPC          100PPC          125PPC         150PPC         200PPC
----------------------------------------------------------------------------------------------------------------------------------
              99-26.0          0.34           0.37           0.39           0.41            0.44           0.49           0.56
----------------------------------------------------------------------------------------------------------------------------------
              99-27.0          0.34           0.36           0.38           0.40            0.42           0.46           0.52
----------------------------------------------------------------------------------------------------------------------------------
              99-28.0          0.34           0.36           0.37           0.39            0.40           0.43           0.48
----------------------------------------------------------------------------------------------------------------------------------
              99-29.0          0.34           0.35           0.36           0.37            0.39           0.41           0.44
----------------------------------------------------------------------------------------------------------------------------------
              99-30.0          0.33           0.34           0.35           0.36            0.37           0.38           0.41
----------------------------------------------------------------------------------------------------------------------------------
             99.95474          0.33           0.34           0.34           0.35            0.36           0.37           0.38
----------------------------------------------------------------------------------------------------------------------------------
              100-0.0          0.33           0.33           0.33           0.33            0.33           0.33           0.33
----------------------------------------------------------------------------------------------------------------------------------
              100-1.0          0.33           0.32           0.32           0.32            0.31           0.30           0.29
----------------------------------------------------------------------------------------------------------------------------------
              100-2.0          0.33           0.32           0.31           0.30            0.29           0.28           0.25
----------------------------------------------------------------------------------------------------------------------------------
              100-3.0          0.32           0.31           0.30           0.29            0.27           0.25           0.22
----------------------------------------------------------------------------------------------------------------------------------
  WAL (YRS)                   19.01           4.83           3.24           2.34            1.70           1.21           0.82
----------------------------------------------------------------------------------------------------------------------------------
  MOD DUR                     14.96           4.36           3.01           2.21            1.63           1.18           0.80
----------------------------------------------------------------------------------------------------------------------------------
  FIRSTPRINPAY             08/25/2002     08/25/2002     08/25/2002     08/25/2002      08/25/2002     08/25/2002     08/25/2002
----------------------------------------------------------------------------------------------------------------------------------
  MATURITY                 03/25/2031     11/25/2016     04/25/2012     09/25/2009      02/25/2008     01/25/2007     09/25/2004
----------------------------------------------------------------------------------------------------------------------------------
  PRIN WINDOW (MONTHS)        344             172            117            86               67             54             26
----------------------------------------------------------------------------------------------------------------------------------

This Structural Term Sheet Collateral Term Sheet or Computational Materials as appropriate (the "material") is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter consider reliable but the Underwriter does not represent that upon as such.
By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information co assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market condit should not be relied upon for such purposes. The Underwriter and its affiliates officers directors partners and employees including persons involved in the preparation or issuance of this material may from time to time have long or short positions therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC" ) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this m discussed herein supersedes all prior information regarding such assets. Any information in the material whether regarding the assets backing any securities discussed herein or otherwise will be superseded by the information contained in any final pros you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared reviewed or participated in the preparation of this material is not responsible for the accuracy of this m this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction. and not by the issuer of the securities. The issuer of the securities has not prepared reviewed or participated in the preparation of this material is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Copyright (C) 2002 Banc of America Securities LLC

BANC OF AMERICA SECURITIES LLC                                                                                       BOND CASH FLOW
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        ABFC 02-NC1
BOND CLASS M1
-----------------------------------------------------------------------------------------------------------------------------------
PERIOD     PAY       PERFORMING    PRINCIPAL       INTEREST      INTEREST   INTEREST       TOTAL       END      WRITEDOWN   TOTAL
NUMBER     DATE       BALANCE       PAYMENT           DUE        PAYMENT      RATE        PAYMENT    BALANCE              WRITEDOWN
-----------------------------------------------------------------------------------------------------------------------------------
     1  08/25/2002  15,000,000.00          0.00     27,300.00     27,300.00   2.5200     27,300.00 15,000,000.00   0.00       0.00
-----------------------------------------------------------------------------------------------------------------------------------
     2  09/25/2002  15,000,000.00          0.00     32,550.00     32,550.00   2.5200     32,550.00 15,000,000.00   0.00       0.00
-----------------------------------------------------------------------------------------------------------------------------------
     3  10/25/2002  15,000,000.00          0.00     31,500.00     31,500.00   2.5200     31,500.00 15,000,000.00   0.00       0.00
-----------------------------------------------------------------------------------------------------------------------------------
     4  11/25/2002  15,000,000.00          0.00     32,550.00     32,550.00   2.5200     32,550.00 15,000,000.00   0.00       0.00
-----------------------------------------------------------------------------------------------------------------------------------
     5  12/25/2002  15,000,000.00          0.00     31,500.00     31,500.00   2.5200     31,500.00 15,000,000.00   0.00       0.00
-----------------------------------------------------------------------------------------------------------------------------------
     6  01/25/2003  15,000,000.00          0.00     32,550.00     32,550.00   2.5200     32,550.00 15,000,000.00   0.00       0.00
-----------------------------------------------------------------------------------------------------------------------------------
     7  02/25/2003  15,000,000.00          0.00     32,550.00     32,550.00   2.5200     32,550.00 15,000,000.00   0.00       0.00
-----------------------------------------------------------------------------------------------------------------------------------
     8  03/25/2003  15,000,000.00          0.00     29,400.00     29,400.00   2.5200     29,400.00 15,000,000.00   0.00       0.00
-----------------------------------------------------------------------------------------------------------------------------------
     9  04/25/2003  15,000,000.00          0.00     32,550.00     32,550.00   2.5200     32,550.00 15,000,000.00   0.00       0.00
-----------------------------------------------------------------------------------------------------------------------------------
    10  05/25/2003  15,000,000.00          0.00     31,500.00     31,500.00   2.5200     31,500.00 15,000,000.00   0.00       0.00
-----------------------------------------------------------------------------------------------------------------------------------
    11  06/25/2003  15,000,000.00          0.00     32,550.00     32,550.00   2.5200     32,550.00 15,000,000.00   0.00       0.00
-----------------------------------------------------------------------------------------------------------------------------------
    12  07/25/2003  15,000,000.00          0.00     31,500.00     31,500.00   2.5200     31,500.00 15,000,000.00   0.00       0.00
-----------------------------------------------------------------------------------------------------------------------------------
    13  08/25/2003  15,000,000.00          0.00     32,550.00     32,550.00   2.5200     32,550.00 15,000,000.00   0.00       0.00
-----------------------------------------------------------------------------------------------------------------------------------
    14  09/25/2003  15,000,000.00          0.00     32,550.00     32,550.00   2.5200     32,550.00 15,000,000.00   0.00       0.00
-----------------------------------------------------------------------------------------------------------------------------------
    15  10/25/2003  15,000,000.00          0.00     31,500.00     31,500.00   2.5200     31,500.00 15,000,000.00   0.00       0.00
-----------------------------------------------------------------------------------------------------------------------------------
    16  11/25/2003  15,000,000.00          0.00     32,550.00     32,550.00   2.5200     32,550.00 15,000,000.00   0.00       0.00
-----------------------------------------------------------------------------------------------------------------------------------
    17  12/25/2003  15,000,000.00          0.00     31,500.00     31,500.00   2.5200     31,500.00 15,000,000.00   0.00       0.00
-----------------------------------------------------------------------------------------------------------------------------------
    18  01/25/2004  15,000,000.00          0.00     32,550.00     32,550.00   2.5200     32,550.00 15,000,000.00   0.00       0.00
-----------------------------------------------------------------------------------------------------------------------------------
    19  02/25/2004  15,000,000.00          0.00     32,550.00     32,550.00   2.5200     32,550.00 15,000,000.00   0.00       0.00
-----------------------------------------------------------------------------------------------------------------------------------
    20  03/25/2004  15,000,000.00          0.00     30,450.00     30,450.00   2.5200     30,450.00 15,000,000.00   0.00       0.00
-----------------------------------------------------------------------------------------------------------------------------------
    21  04/25/2004  15,000,000.00          0.00     32,550.00     32,550.00   2.5200     32,550.00 15,000,000.00   0.00       0.00
-----------------------------------------------------------------------------------------------------------------------------------
    22  05/25/2004  15,000,000.00          0.00     31,500.00     31,500.00   2.5200     31,500.00 15,000,000.00   0.00       0.00
-----------------------------------------------------------------------------------------------------------------------------------
    23  06/25/2004  15,000,000.00          0.00     32,550.00     32,550.00   2.5200     32,550.00 15,000,000.00   0.00       0.00
-----------------------------------------------------------------------------------------------------------------------------------
    24  07/25/2004  15,000,000.00          0.00     31,500.00     31,500.00   2.5200     31,500.00 15,000,000.00   0.00       0.00
-----------------------------------------------------------------------------------------------------------------------------------
    25  08/25/2004  15,000,000.00          0.00     32,550.00     32,550.00   2.5200     32,550.00 15,000,000.00   0.00       0.00
-----------------------------------------------------------------------------------------------------------------------------------
    26  09/25/2004  15,000,000.00          0.00     32,550.00     32,550.00   2.5200     32,550.00 15,000,000.00   0.00       0.00
-----------------------------------------------------------------------------------------------------------------------------------
    27  10/25/2004  15,000,000.00          0.00     31,500.00     31,500.00   2.5200     31,500.00 15,000,000.00   0.00       0.00
-----------------------------------------------------------------------------------------------------------------------------------
    28  11/25/2004  15,000,000.00          0.00     32,550.00     32,550.00   2.5200     32,550.00 15,000,000.00   0.00       0.00
-----------------------------------------------------------------------------------------------------------------------------------
    29  12/25/2004  15,000,000.00          0.00     31,500.00     31,500.00   2.5200     31,500.00 15,000,000.00   0.00       0.00
-----------------------------------------------------------------------------------------------------------------------------------
    30  01/25/2005  15,000,000.00          0.00     32,550.00     32,550.00   2.5200     32,550.00 15,000,000.00   0.00       0.00
-----------------------------------------------------------------------------------------------------------------------------------
    31  02/25/2005  15,000,000.00          0.00     32,550.00     32,550.00   2.5200     32,550.00 15,000,000.00   0.00       0.00
-----------------------------------------------------------------------------------------------------------------------------------
    32  03/25/2005  15,000,000.00          0.00     29,400.00     29,400.00   2.5200     29,400.00 15,000,000.00   0.00       0.00
-----------------------------------------------------------------------------------------------------------------------------------
    33  04/25/2005  15,000,000.00          0.00     32,550.00     32,550.00   2.5200     32,550.00 15,000,000.00   0.00       0.00
-----------------------------------------------------------------------------------------------------------------------------------
    34  05/25/2005  15,000,000.00          0.00     31,500.00     31,500.00   2.5200     31,500.00 15,000,000.00   0.00       0.00
-----------------------------------------------------------------------------------------------------------------------------------
    35  06/25/2005  15,000,000.00          0.00     32,550.00     32,550.00   2.5200     32,550.00 15,000,000.00   0.00       0.00
-----------------------------------------------------------------------------------------------------------------------------------
    36  07/25/2005  15,000,000.00          0.00     31,500.00     31,500.00   2.5200     31,500.00 15,000,000.00   0.00       0.00
-----------------------------------------------------------------------------------------------------------------------------------
    37  08/25/2005  15,000,000.00          0.00     32,550.00     32,550.00   2.5200     32,550.00 15,000,000.00   0.00       0.00
-----------------------------------------------------------------------------------------------------------------------------------
    38  09/25/2005  15,000,000.00          0.00     32,550.00     32,550.00   2.5200     32,550.00 15,000,000.00   0.00       0.00
-----------------------------------------------------------------------------------------------------------------------------------
    39  10/25/2005  15,000,000.00          0.00     31,500.00     31,500.00   2.5200     31,500.00 15,000,000.00   0.00       0.00
-----------------------------------------------------------------------------------------------------------------------------------
    40  11/25/2005  15,000,000.00          0.00     32,550.00     32,550.00   2.5200     32,550.00 15,000,000.00   0.00       0.00
-----------------------------------------------------------------------------------------------------------------------------------
    41  12/25/2005  15,000,000.00  1,087,279.79     31,500.00     31,500.00   2.5200  1,118,779.79 13,912,720.21   0.00       0.00
-----------------------------------------------------------------------------------------------------------------------------------
    42  01/25/2006  13,912,720.21  1,456,775.62     30,190.60     30,190.60   2.5200  1,486,966.23 12,455,944.59   0.00       0.00
-----------------------------------------------------------------------------------------------------------------------------------
    43  02/25/2006  12,455,944.59  1,418,225.81     27,029.40     27,029.40   2.5200  1,445,255.21 11,037,718.78   0.00       0.00
-----------------------------------------------------------------------------------------------------------------------------------
    44  03/25/2006  11,037,718.78  1,380,696.04     21,633.93     21,633.93   2.5200  1,402,329.97  9,657,022.73   0.00       0.00
-----------------------------------------------------------------------------------------------------------------------------------
    45  04/25/2006   9,657,022.73    606,998.19     20,955.74     20,955.74   2.5200    627,953.93  9,050,024.54   0.00       0.00
-----------------------------------------------------------------------------------------------------------------------------------
    46  05/25/2006   9,050,024.54    240,351.88     19,005.05     19,005.05   2.5200    259,356.93  8,809,672.66   0.00       0.00
-----------------------------------------------------------------------------------------------------------------------------------
    47  06/25/2006   8,809,672.66    233,991.50     19,116.99     19,116.99   2.5200    253,108.49  8,575,681.16   0.00       0.00
-----------------------------------------------------------------------------------------------------------------------------------
    48  07/25/2006   8,575,681.16    227,799.39     18,008.93     18,008.93   2.5200    245,808.32  8,347,881.77   0.00       0.00
-----------------------------------------------------------------------------------------------------------------------------------
    49  08/25/2006   8,347,881.77    221,771.10     18,114.90     18,114.90   2.5200    239,886.00  8,126,110.67   0.00       0.00
-----------------------------------------------------------------------------------------------------------------------------------
    50  09/25/2006   8,126,110.67    215,902.28     17,633.66     17,633.66   2.5200    233,535.94  7,910,208.39   0.00       0.00
-----------------------------------------------------------------------------------------------------------------------------------
    51  10/25/2006   7,910,208.39    210,188.71     16,611.44     16,611.44   2.5200    226,800.15  7,700,019.67   0.00       0.00
-----------------------------------------------------------------------------------------------------------------------------------
    52  11/25/2006   7,700,019.67    204,626.29     16,709.04     16,709.04   2.5200    221,335.33  7,495,393.38   0.00       0.00
-----------------------------------------------------------------------------------------------------------------------------------
    53  12/25/2006   7,495,393.38    199,211.00     15,740.33     15,740.33   2.5200    214,951.32  7,296,182.39   0.00       0.00
-----------------------------------------------------------------------------------------------------------------------------------
    54  01/25/2007   7,296,182.39    193,938.94     15,832.72     15,832.72   2.5200    209,771.66  7,102,243.45   0.00       0.00
-----------------------------------------------------------------------------------------------------------------------------------
    55  02/25/2007   7,102,243.45    188,806.33     15,411.87     15,411.87   2.5200    204,218.20  6,913,437.11   0.00       0.00
-----------------------------------------------------------------------------------------------------------------------------------
    56  03/25/2007   6,913,437.11    183,809.48     13,550.34     13,550.34   2.5200    197,359.81  6,729,627.64   0.00       0.00
-----------------------------------------------------------------------------------------------------------------------------------
    57  04/25/2007   6,729,627.64    178,944.78     14,603.29     14,603.29   2.5200    193,548.07  6,550,682.86   0.00       0.00
-----------------------------------------------------------------------------------------------------------------------------------
    58  05/25/2007   6,550,682.86    174,208.74     13,756.43     13,756.43   2.5200    187,965.17  6,376,474.12   0.00       0.00
-----------------------------------------------------------------------------------------------------------------------------------
    59  06/25/2007   6,376,474.12    169,597.95     13,836.95     13,836.95   2.5200    183,434.90  6,206,876.17   0.00       0.00
-----------------------------------------------------------------------------------------------------------------------------------
    60  07/25/2007   6,206,876.17    165,109.09     13,034.44     13,034.44   2.5200    178,143.53  6,041,767.08   0.00       0.00
-----------------------------------------------------------------------------------------------------------------------------------
    61  08/25/2007   6,041,767.08    160,738.94     13,110.63     13,110.63   2.5200    173,849.58  5,881,028.14   0.00       0.00
-----------------------------------------------------------------------------------------------------------------------------------
    62  09/25/2007   5,881,028.14    156,484.36     12,761.83     12,761.83   2.5200    169,246.19  5,724,543.78   0.00       0.00
-----------------------------------------------------------------------------------------------------------------------------------
    63  10/25/2007   5,724,543.78    152,342.27     12,021.54     12,021.54   2.5200    164,363.82  5,572,201.51   0.00       0.00
-----------------------------------------------------------------------------------------------------------------------------------
    64  11/25/2007   5,572,201.51    148,309.72     12,091.68     12,091.68   2.5200    160,401.40  5,423,891.79   0.00       0.00
-----------------------------------------------------------------------------------------------------------------------------------
    65  12/25/2007   5,423,891.79    144,383.79     11,390.17     11,390.17   2.5200    155,773.96  5,279,508.00   0.00       0.00
-----------------------------------------------------------------------------------------------------------------------------------
    66  01/25/2008   5,279,508.00    140,561.67     11,456.53     11,456.53   2.5200    152,018.20  5,138,946.33   0.00       0.00
-----------------------------------------------------------------------------------------------------------------------------------
    67  02/25/2008   5,138,946.33    136,840.60     11,151.51     11,151.51   2.5200    147,992.12  5,002,105.73   0.00       0.00
-----------------------------------------------------------------------------------------------------------------------------------
    68  03/25/2008   5,002,105.73    133,217.92     10,154.27     10,154.27   2.5200    143,372.20  4,868,887.80   0.00       0.00
-----------------------------------------------------------------------------------------------------------------------------------
    69  04/25/2008   4,868,887.80    129,691.02     10,565.49     10,565.49   2.5200    140,256.50  4,739,196.79   0.00       0.00
-----------------------------------------------------------------------------------------------------------------------------------
    70  05/25/2008   4,739,196.79    126,257.36      9,952.31      9,952.31   2.5200    136,209.67  4,612,939.43   0.00       0.00
-----------------------------------------------------------------------------------------------------------------------------------
    71  06/25/2008   4,612,939.43    122,914.48     10,010.08     10,010.08   2.5200    132,924.56  4,490,024.95   0.00       0.00
-----------------------------------------------------------------------------------------------------------------------------------
    72  07/25/2008   4,490,024.95    119,659.97      9,429.05      9,429.05   2.5200    129,089.02  4,370,364.98   0.00       0.00
-----------------------------------------------------------------------------------------------------------------------------------
    73  08/25/2008   4,370,364.98    116,491.50      9,483.69      9,483.69   2.5200    125,975.19  4,253,873.48   0.00       0.00
-----------------------------------------------------------------------------------------------------------------------------------
    74  09/25/2008   4,253,873.48    113,406.79      9,230.91      9,230.91   2.5200    122,637.70  4,140,466.68   0.00       0.00
-----------------------------------------------------------------------------------------------------------------------------------
    75  10/25/2008   4,140,466.68    110,403.63      8,694.98      8,694.98   2.5200    119,098.61  4,030,063.05   0.00       0.00
-----------------------------------------------------------------------------------------------------------------------------------
    76  11/25/2008   4,030,063.05    107,479.86      8,745.24      8,745.24   2.5200    116,225.09  3,922,583.20   0.00       0.00
-----------------------------------------------------------------------------------------------------------------------------------
    77  12/25/2008   3,922,583.20    104,633.37      8,237.42      8,237.42   2.5200    112,870.79  3,817,949.83   0.00       0.00
-----------------------------------------------------------------------------------------------------------------------------------
    78  01/25/2009   3,817,949.83    101,862.12      8,284.95      8,284.95   2.5200    110,147.07  3,716,087.71   0.00       0.00
-----------------------------------------------------------------------------------------------------------------------------------
    79  02/25/2009   3,716,087.71     99,164.13      8,063.91      8,063.91   2.5200    107,228.04  3,616,923.58   0.00       0.00
-----------------------------------------------------------------------------------------------------------------------------------
    80  03/25/2009   3,616,923.58     96,537.45      7,089.17      7,089.17   2.5200    103,626.62  3,520,386.13   0.00       0.00
-----------------------------------------------------------------------------------------------------------------------------------
    81  04/25/2009   3,520,386.13     93,980.20      7,639.24      7,639.24   2.5200    101,619.44  3,426,405.92   0.00       0.00
-----------------------------------------------------------------------------------------------------------------------------------
    82  05/25/2009   3,426,405.92     91,490.55      7,195.45      7,195.45   2.5200     98,686.00  3,334,915.38   0.00       0.00
-----------------------------------------------------------------------------------------------------------------------------------
    83  06/25/2009   3,334,915.38     89,066.70      7,236.77      7,236.77   2.5200     96,303.47  3,245,848.68   0.00       0.00
-----------------------------------------------------------------------------------------------------------------------------------
    84  07/25/2009   3,245,848.68     86,706.91      6,816.28      6,816.28   2.5200     93,523.20  3,159,141.76   0.00       0.00
-----------------------------------------------------------------------------------------------------------------------------------
    85  08/25/2009   3,159,141.76     84,409.50      6,855.34      6,855.34   2.5200     91,264.84  3,074,732.26   0.00       0.00
-----------------------------------------------------------------------------------------------------------------------------------
    86  09/25/2009   3,074,732.26  3,074,732.26      6,672.17      6,672.17   2.5200  3,081,404.43          0.00   0.00       0.00
-----------------------------------------------------------------------------------------------------------------------------------
                                  15,000,000.00  1,891,316.67  1,891,316.67          16,891,316.67                 0.00
-----------------------------------------------------------------------------------------------------------------------------------

This Structural Term Sheet Collateral Term Sheet or Computational Materials as appropriate (the "material" ) is for your private information and Banc of America Securities LLC (the "Underwriter" ) is not soliciting any action based upon it. This sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter consider reliable but the Underwriter does not represent that upon as such.
By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information co assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market condit should not be relied upon for such purposes. The Underwriter and its affiliates officers directors partners and employees including persons involved in the preparation or issuance of this material may from time to time have long or short positions therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC" ) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this m discussed herein supersedes all prior information regarding such assets. Any information in the material whether regarding the assets backing any securities discussed herein or otherwise will be superseded by the information contained in any final pros you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared reviewed or participated in the preparation of this material is not responsible for the accuracy of this m this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction. and not by the issuer of the securities. The issuer of the securities has not prepared reviewed or participated in the preparation of this material is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Copyright (C) 2002 Banc of America Securities LLC

BANC OF AMERICA SECURITIES LLC                                                                                        BOND CASH FLOW
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         ABFC 02-NC1
BOND CLASS M1
------------------------------------------------------------------------------------------------------------------------------------
PERIOD     PAY       PERFORMING      PRINCIPAL      INTEREST      INTEREST   INTEREST     TOTAL         END      WRITEDOWN   TOTAL
NUMBER     DATE       BALANCE         PAYMENT          DUE        PAYMENT      RATE      PAYMENT      BALANCE              WRITEDOWN
------------------------------------------------------------------------------------------------------------------------------------
     1  08/25/2002  15,000,000.00          0.00     27,300.00     27,300.00   2.5200     27,300.00  15,000,000.00    0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
     2  09/25/2002  15,000,000.00          0.00     32,550.00     32,550.00   2.5200     32,550.00  15,000,000.00    0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
     3  10/25/2002  15,000,000.00          0.00     31,500.00     31,500.00   2.5200     31,500.00  15,000,000.00    0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
     4  11/25/2002  15,000,000.00          0.00     32,550.00     32,550.00   2.5200     32,550.00  15,000,000.00    0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
     5  12/25/2002  15,000,000.00          0.00     31,500.00     31,500.00   2.5200     31,500.00  15,000,000.00    0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
     6  01/25/2003  15,000,000.00          0.00     32,550.00     32,550.00   2.5200     32,550.00  15,000,000.00    0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
     7  02/25/2003  15,000,000.00          0.00     32,550.00     32,550.00   2.5200     32,550.00  15,000,000.00    0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
     8  03/25/2003  15,000,000.00          0.00     29,400.00     29,400.00   2.5200     29,400.00  15,000,000.00    0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
     9  04/25/2003  15,000,000.00          0.00     32,550.00     32,550.00   2.5200     32,550.00  15,000,000.00    0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
    10  05/25/2003  15,000,000.00          0.00     31,500.00     31,500.00   2.5200     31,500.00  15,000,000.00    0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
    11  06/25/2003  15,000,000.00          0.00     32,550.00     32,550.00   2.5200     32,550.00  15,000,000.00    0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
    12  07/25/2003  15,000,000.00          0.00     31,500.00     31,500.00   2.5200     31,500.00  15,000,000.00    0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
    13  08/25/2003  15,000,000.00          0.00     32,550.00     32,550.00   2.5200     32,550.00  15,000,000.00    0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
    14  09/25/2003  15,000,000.00          0.00     32,550.00     32,550.00   2.5200     32,550.00  15,000,000.00    0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
    15  10/25/2003  15,000,000.00          0.00     31,500.00     31,500.00   2.5200     31,500.00  15,000,000.00    0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
    16  11/25/2003  15,000,000.00          0.00     32,550.00     32,550.00   2.5200     32,550.00  15,000,000.00    0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
    17  12/25/2003  15,000,000.00          0.00     31,500.00     31,500.00   2.5200     31,500.00  15,000,000.00    0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
    18  01/25/2004  15,000,000.00          0.00     32,550.00     32,550.00   2.5200     32,550.00  15,000,000.00    0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
    19  02/25/2004  15,000,000.00          0.00     32,550.00     32,550.00   2.5200     32,550.00  15,000,000.00    0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
    20  03/25/2004  15,000,000.00          0.00     30,450.00     30,450.00   2.5200     30,450.00  15,000,000.00    0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
    21  04/25/2004  15,000,000.00          0.00     32,550.00     32,550.00   2.5200     32,550.00  15,000,000.00    0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
    22  05/25/2004  15,000,000.00          0.00     31,500.00     31,500.00   2.5200     31,500.00  15,000,000.00    0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
    23  06/25/2004  15,000,000.00          0.00     32,550.00     32,550.00   2.5200     32,550.00  15,000,000.00    0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
    24  07/25/2004  15,000,000.00          0.00     31,500.00     31,500.00   2.5200     31,500.00  15,000,000.00    0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
    25  08/25/2004  15,000,000.00          0.00     32,550.00     32,550.00   2.5200     32,550.00  15,000,000.00    0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
    26  09/25/2004  15,000,000.00          0.00     32,550.00     32,550.00   2.5200     32,550.00  15,000,000.00    0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
    27  10/25/2004  15,000,000.00          0.00     31,500.00     31,500.00   2.5200     31,500.00  15,000,000.00    0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
    28  11/25/2004  15,000,000.00          0.00     32,550.00     32,550.00   2.5200     32,550.00  15,000,000.00    0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
    29  12/25/2004  15,000,000.00          0.00     31,500.00     31,500.00   2.5200     31,500.00  15,000,000.00    0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
    30  01/25/2005  15,000,000.00          0.00     32,550.00     32,550.00   2.5200     32,550.00  15,000,000.00    0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
    31  02/25/2005  15,000,000.00          0.00     32,550.00     32,550.00   2.5200     32,550.00  15,000,000.00    0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
    32  03/25/2005  15,000,000.00          0.00     29,400.00     29,400.00   2.5200     29,400.00  15,000,000.00    0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
    33  04/25/2005  15,000,000.00          0.00     32,550.00     32,550.00   2.5200     32,550.00  15,000,000.00    0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
    34  05/25/2005  15,000,000.00          0.00     31,500.00     31,500.00   2.5200     31,500.00  15,000,000.00    0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
    35  06/25/2005  15,000,000.00          0.00     32,550.00     32,550.00   2.5200     32,550.00  15,000,000.00    0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
    36  07/25/2005  15,000,000.00          0.00     31,500.00     31,500.00   2.5200     31,500.00  15,000,000.00    0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
    37  08/25/2005  15,000,000.00          0.00     32,550.00     32,550.00   2.5200     32,550.00  15,000,000.00    0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
    38  09/25/2005  15,000,000.00          0.00     32,550.00     32,550.00   2.5200     32,550.00  15,000,000.00    0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
    39  10/25/2005  15,000,000.00          0.00     31,500.00     31,500.00   2.5200     31,500.00  15,000,000.00    0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
    40  11/25/2005  15,000,000.00          0.00     32,550.00     32,550.00   2.5200     32,550.00  15,000,000.00    0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
    41  12/25/2005  15,000,000.00  1,087,279.79     31,500.00     31,500.00   2.5200  1,118,779.79  13,912,720.21    0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
    42  01/25/2006  13,912,720.21  1,456,775.62     30,190.60     30,190.60   2.5200  1,486,966.23  12,455,944.59    0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
    43  02/25/2006  12,455,944.59  1,418,225.81     27,029.40     27,029.40   2.5200  1,445,255.21  11,037,718.78    0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
    44  03/25/2006  11,037,718.78  1,380,696.04     21,633.93     21,633.93   2.5200  1,402,329.97   9,657,022.73    0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
    45  04/25/2006   9,657,022.73    606,998.19     20,955.74     20,955.74   2.5200    627,953.93   9,050,024.54    0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
    46  05/25/2006   9,050,024.54    240,351.88     19,005.05     19,005.05   2.5200    259,356.93   8,809,672.66    0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
    47  06/25/2006   8,809,672.66    233,991.50     19,116.99     19,116.99   2.5200    253,108.49   8,575,681.16    0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
    48  07/25/2006   8,575,681.16    227,799.39     18,008.93     18,008.93   2.5200    245,808.32   8,347,881.77    0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
    49  08/25/2006   8,347,881.77    221,771.10     18,114.90     18,114.90   2.5200    239,886.00   8,126,110.67    0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
    50  09/25/2006   8,126,110.67    215,902.28     17,633.66     17,633.66   2.5200    233,535.94   7,910,208.39    0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
    51  10/25/2006   7,910,208.39    210,188.71     16,611.44     16,611.44   2.5200    226,800.15   7,700,019.67    0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
    52  11/25/2006   7,700,019.67    204,626.29     16,709.04     16,709.04   2.5200    221,335.33   7,495,393.38    0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
    53  12/25/2006   7,495,393.38    199,211.00     15,740.33     15,740.33   2.5200    214,951.32   7,296,182.39    0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
    54  01/25/2007   7,296,182.39    193,938.94     15,832.72     15,832.72   2.5200    209,771.66   7,102,243.45    0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
    55  02/25/2007   7,102,243.45    188,806.33     15,411.87     15,411.87   2.5200    204,218.20   6,913,437.11    0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
    56  03/25/2007   6,913,437.11    183,809.48     13,550.34     13,550.34   2.5200    197,359.81   6,729,627.64    0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
    57  04/25/2007   6,729,627.64    178,944.78     14,603.29     14,603.29   2.5200    193,548.07   6,550,682.86    0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
    58  05/25/2007   6,550,682.86    174,208.74     13,756.43     13,756.43   2.5200    187,965.17   6,376,474.12    0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
    59  06/25/2007   6,376,474.12    169,597.95     13,836.95     13,836.95   2.5200    183,434.90   6,206,876.17    0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
    60  07/25/2007   6,206,876.17    165,109.09     13,034.44     13,034.44   2.5200    178,143.53   6,041,767.08    0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
    61  08/25/2007   6,041,767.08    160,738.94     13,110.63     13,110.63   2.5200    173,849.58   5,881,028.14    0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
    62  09/25/2007   5,881,028.14    156,484.36     12,761.83     12,761.83   2.5200    169,246.19   5,724,543.78    0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
    63  10/25/2007   5,724,543.78    152,342.27     12,021.54     12,021.54   2.5200    164,363.82   5,572,201.51    0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
    64  11/25/2007   5,572,201.51    148,309.72     12,091.68     12,091.68   2.5200    160,401.40   5,423,891.79    0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
    65  12/25/2007   5,423,891.79    144,383.79     11,390.17     11,390.17   2.5200    155,773.96   5,279,508.00    0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
    66  01/25/2008   5,279,508.00    140,561.67     11,456.53     11,456.53   2.5200    152,018.20   5,138,946.33    0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
    67  02/25/2008   5,138,946.33    136,840.60     11,151.51     11,151.51   2.5200    147,992.12   5,002,105.73    0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
    68  03/25/2008   5,002,105.73    133,217.92     10,154.27     10,154.27   2.5200    143,372.20   4,868,887.80    0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
    69  04/25/2008   4,868,887.80    129,691.02     10,565.49     10,565.49   2.5200    140,256.50   4,739,196.79    0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
    70  05/25/2008   4,739,196.79    126,257.36      9,952.31      9,952.31   2.5200    136,209.67   4,612,939.43    0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
    71  06/25/2008   4,612,939.43    122,914.48     10,010.08     10,010.08   2.5200    132,924.56   4,490,024.95    0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
    72  07/25/2008   4,490,024.95    119,659.97      9,429.05      9,429.05   2.5200    129,089.02   4,370,364.98    0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
    73  08/25/2008   4,370,364.98    116,491.50      9,483.69      9,483.69   2.5200    125,975.19   4,253,873.48    0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
    74  09/25/2008   4,253,873.48    113,406.79      9,230.91      9,230.91   2.5200    122,637.70   4,140,466.68    0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
    75  10/25/2008   4,140,466.68    110,403.63      8,694.98      8,694.98   2.5200    119,098.61   4,030,063.05    0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
    76  11/25/2008   4,030,063.05    107,479.86      8,745.24      8,745.24   2.5200    116,225.09   3,922,583.20    0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
    77  12/25/2008   3,922,583.20    104,633.37      8,237.42      8,237.42   2.5200    112,870.79   3,817,949.83    0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
    78  01/25/2009   3,817,949.83    101,862.12      8,284.95      8,284.95   2.5200    110,147.07   3,716,087.71    0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
    79  02/25/2009   3,716,087.71     99,164.13      8,063.91      8,063.91   2.5200    107,228.04   3,616,923.58    0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
    80  03/25/2009   3,616,923.58     96,537.45      7,089.17      7,089.17   2.5200    103,626.62   3,520,386.13    0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
    81  04/25/2009   3,520,386.13     93,980.20      7,639.24      7,639.24   2.5200    101,619.44   3,426,405.92    0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
    82  05/25/2009   3,426,405.92     91,490.55      7,195.45      7,195.45   2.5200     98,686.00   3,334,915.38    0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
    83  06/25/2009   3,334,915.38     89,066.70      7,236.77      7,236.77   2.5200     96,303.47   3,245,848.68    0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
    84  07/25/2009   3,245,848.68     86,706.91      6,816.28      6,816.28   2.5200     93,523.20   3,159,141.76    0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
    85  08/25/2009   3,159,141.76     84,409.50      6,855.34      6,855.34   2.5200     91,264.84   3,074,732.26    0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
    86  09/25/2009   3,074,732.26     82,172.81      6,672.17      6,672.17   2.5200     88,844.98   2,992,559.45    0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
    87  10/25/2009   2,992,559.45     79,995.24      7,132.27      7,132.27   2.8600     87,127.50   2,912,564.21    0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
    88  11/25/2009   2,912,564.21     77,875.22      7,173.00      7,173.00   2.8600     85,048.21   2,834,689.00    0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
    89  12/25/2009   2,834,689.00     75,811.23      6,756.01      6,756.01   2.8600     82,567.24   2,758,877.77    0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
    90  01/25/2010   2,758,877.77     73,801.79      6,794.50      6,794.50   2.8600     80,596.29   2,685,075.98    0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
    91  02/25/2010   2,685,075.98     71,845.46      6,612.75      6,612.75   2.8600     78,458.21   2,613,230.52    0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
    92  03/25/2010   2,613,230.52     69,940.83      5,812.99      5,812.99   2.8600     75,753.82   2,543,289.68    0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
    93  04/25/2010   2,543,289.68     68,086.55      6,263.56      6,263.56   2.8600     74,350.11   2,475,203.14    0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
    94  05/25/2010   2,475,203.14     66,281.27      5,899.23      5,899.23   2.8600     72,180.50   2,408,921.87    0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
    95  06/25/2010   2,408,921.87     64,523.70      5,932.64      5,932.64   2.8600     70,456.34   2,344,398.17    0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
    96  07/25/2010   2,344,398.17     62,812.59      5,587.48      5,587.48   2.8600     68,400.07   2,281,585.58    0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
    97  08/25/2010   2,281,585.58     61,146.69      5,619.04      5,619.04   2.8600     66,765.73   2,220,438.89    0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
    98  09/25/2010   2,220,438.89     59,524.83      5,468.45      5,468.45   2.8600     64,993.28   2,160,914.06    0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
    99  10/25/2010   2,160,914.06     57,945.83      5,150.18      5,150.18   2.8600     63,096.01   2,102,968.23    0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
   100  11/25/2010   2,102,968.23     56,408.56      5,179.14      5,179.14   2.8600     61,587.71   2,046,559.67    0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
   101  12/25/2010   2,046,559.67     54,911.92      4,877.63      4,877.63   2.8600     59,789.56   1,991,647.75    0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
   102  01/25/2011   1,991,647.75     53,454.84      4,904.99      4,904.99   2.8600     58,359.83   1,938,192.90    0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
   103  02/25/2011   1,938,192.90     52,036.27      4,773.34      4,773.34   2.8600     56,809.61   1,886,156.63    0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
   104  03/25/2011   1,886,156.63     50,655.19      4,195.65      4,195.65   2.8600     54,850.84   1,835,501.44    0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
   105  04/25/2011   1,835,501.44     49,310.62      4,520.43      4,520.43   2.8600     53,831.05   1,786,190.82    0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
   106  05/25/2011   1,786,190.82     48,001.58      4,257.09      4,257.09   2.8600     52,258.67   1,738,189.24    0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
   107  06/25/2011   1,738,189.24     46,727.14      4,280.77      4,280.77   2.8600     51,007.92   1,691,462.10    0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
   108  07/25/2011   1,691,462.10     45,486.39      4,031.32      4,031.32   2.8600     49,517.71   1,645,975.71    0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
   109  08/25/2011   1,645,975.71     44,278.43      4,053.67      4,053.67   2.8600     48,332.11   1,601,697.28    0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
   110  09/25/2011   1,601,697.28     43,102.41      3,944.62      3,944.62   2.8600     47,047.03   1,558,594.87    0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
   111  10/25/2011   1,558,594.87     41,957.46      3,714.65      3,714.65   2.8600     45,672.12   1,516,637.41    0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
   112  11/25/2011   1,516,637.41     40,842.79      3,735.14      3,735.14   2.8600     44,577.93   1,475,794.62    0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
   113  12/25/2011   1,475,794.62     39,757.58      3,517.31      3,517.31   2.8600     43,274.89   1,436,037.05    0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
   114  01/25/2012   1,436,037.05     38,701.05      3,536.64      3,536.64   2.8600     42,237.69   1,397,335.99    0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
   115  02/25/2012   1,397,335.99     37,672.46      3,441.33      3,441.33   2.8600     41,113.79   1,359,663.54    0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
   116  03/25/2012   1,359,663.54     36,671.06      3,132.51      3,132.51   2.8600     39,803.57   1,322,992.48    0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
   117  04/25/2012   1,322,992.48     35,696.13      3,258.24      3,258.24   2.8600     38,954.36   1,287,296.35    0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
   118  05/25/2012   1,287,296.35     34,746.97      3,068.06      3,068.06   2.8600     37,815.03   1,252,549.38    0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
   119  06/25/2012   1,252,549.38     33,796.25      3,084.75      3,084.75   2.8600     36,881.00   1,218,753.13    0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
   120  07/25/2012   1,218,753.13     32,897.57      2,904.69      2,904.69   2.8600     35,802.27   1,185,855.55    0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
   121  08/25/2012   1,185,855.55     32,022.66      2,920.50      2,920.50   2.8600     34,943.15   1,153,832.90    0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
   122  09/25/2012   1,153,832.90     31,170.87      2,841.63      2,841.63   2.8600     34,012.50   1,122,662.03    0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
   123  10/25/2012   1,122,662.03     30,341.61      2,675.68      2,675.68   2.8600     33,017.29   1,092,320.42    0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
   124  11/25/2012   1,092,320.42     29,534.27      2,690.14      2,690.14   2.8600     32,224.41   1,062,786.15    0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
   125  12/25/2012   1,062,786.15     28,748.28      2,532.97      2,532.97   2.8600     31,281.26   1,034,037.86    0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
   126  01/25/2013   1,034,037.86     27,983.08      2,546.61      2,546.61   2.8600     30,529.69   1,006,054.78    0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
   127  02/25/2013   1,006,054.78     27,238.12      2,477.69      2,477.69   2.8600     29,715.81     978,816.66    0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
   128  03/25/2013     978,816.66     26,512.85      2,177.32      2,177.32   2.8600     28,690.18     952,303.81    0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
   129  04/25/2013     952,303.81     25,806.77      2,345.31      2,345.31   2.8600     28,152.08     926,497.04    0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
   130  05/25/2013     926,497.04     25,119.36      2,208.15      2,208.15   2.8600     27,327.51     901,377.68    0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
   131  06/25/2013     901,377.68     24,450.14      2,219.89      2,219.89   2.8600     26,670.03     876,927.55    0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
   132  07/25/2013     876,927.55     23,798.61      2,090.01      2,090.01   2.8600     25,888.62     853,128.93    0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
   133  08/25/2013     853,128.93     23,164.32      2,101.07      2,101.07   2.8600     25,265.39     829,964.61    0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
   134  09/25/2013     829,964.61     22,546.81      2,044.02      2,044.02   2.8600     24,590.83     807,417.79    0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
   135  10/25/2013     807,417.79     21,945.64      1,924.35      1,924.35   2.8600     23,869.99     785,472.15    0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
   136  11/25/2013     785,472.15     21,360.38      1,934.44      1,934.44   2.8600     23,294.82     764,111.78    0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
   137  12/25/2013     764,111.78     20,790.59      1,821.13      1,821.13   2.8600     22,611.73     743,321.18    0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
   138  01/25/2014     743,321.18     20,235.89      1,830.63      1,830.63   2.8600     22,066.52     723,085.29    0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
   139  02/25/2014     723,085.29     19,695.86      1,780.80      1,780.80   2.8600     21,476.66     703,389.43    0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
   140  03/25/2014     703,389.43     19,170.13      1,564.65      1,564.65   2.8600     20,734.78     684,219.30    0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
   141  04/25/2014     684,219.30     18,658.31      1,685.08      1,685.08   2.8600     20,343.39     665,560.99    0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
   142  05/25/2014     665,560.99     18,160.04      1,586.25      1,586.25   2.8600     19,746.29     647,400.95    0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
   143  06/25/2014     647,400.95     17,674.95      1,594.40      1,594.40   2.8600     19,269.36     629,726.00    0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
   144  07/25/2014     629,726.00     17,202.71      1,500.85      1,500.85   2.8600     18,703.56     612,523.29    0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
   145  08/25/2014     612,523.29     16,742.97      1,508.51      1,508.51   2.8600     18,251.48     595,780.32    0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
   146  09/25/2014     595,780.32     16,295.40      1,467.27      1,467.27   2.8600     17,762.67     579,484.92    0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
   147  10/25/2014     579,484.92     20,581.00      1,381.11      1,381.11   2.8600     21,962.11     558,903.92    0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
   148  11/25/2014     558,903.92     45,735.51      1,376.46      1,376.46   2.8600     47,111.97     513,168.40    0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
   149  12/25/2014     513,168.40     44,511.95      1,223.05      1,223.05   2.8600     45,735.00     468,656.45    0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
   150  01/25/2015     468,656.45     43,320.79      1,154.20      1,154.20   2.8600     44,474.99     425,335.66    0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
   151  02/25/2015     425,335.66     42,161.19      1,047.51      1,047.51   2.8600     43,208.69     383,174.48    0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
   152  03/25/2015     383,174.48     41,032.30        852.35        852.35   2.8600     41,884.65     342,142.18    0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
   153  04/25/2015     342,142.18     39,933.32        842.62        842.62   2.8600     40,775.94     302,208.86    0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
   154  05/25/2015     302,208.86     38,863.45        720.26        720.26   2.8600     39,583.72     263,345.41    0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
   155  06/25/2015     263,345.41     37,821.94        648.56        648.56   2.8600     38,470.50     225,523.48    0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
   156  07/25/2015     225,523.48     36,808.02        537.50        537.50   2.8600     37,345.52     188,715.45    0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
   157  08/25/2015     188,715.45     35,820.98        464.76        464.76   2.8600     36,285.75     152,894.47    0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
   158  09/25/2015     152,894.47     34,860.10        376.55        376.55   2.8600     35,236.65     118,034.36    0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
   159  10/25/2015     118,034.36     33,924.70        281.32        281.32   2.8600     34,206.01      84,109.66    0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
   160  11/25/2015      84,109.66     33,014.09        207.14        207.14   2.8600     33,221.24      51,095.57    0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
   161  12/25/2015      51,095.57     32,127.63        121.78        121.78   2.8600     32,249.41      18,967.94    0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
   162  01/25/2016      18,967.94     18,967.94         46.71         46.71   2.8600     19,014.65           0.00    0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
                                  15,000,000.00  2,119,281.99  2,119,281.99          17,119,281.99                   0.00
------------------------------------------------------------------------------------------------------------------------------------

This Structural Term Sheet Collateral Term Sheet or Computational Materials as appropriate (the "material") is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter consider reliable but the Underwriter does not represent that upon as such.
By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information co assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market condit should not be relied upon for such purposes. The Underwriter and its affiliates officers directors partners and employees including persons involved in the preparation or issuance of this material may from time to time have long or short positions therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this m discussed herein supersedes all prior information regarding such assets. Any information in the material whether regarding the assets backing any securities discussed herein or otherwise will be superseded by the information contained in any final pros you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared reviewed or participated in the preparation of this material is not responsible for the accuracy of this m this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction. and not by the issuer of the securities. The issuer of the securities has not prepared reviewed or participated in the preparation of this material is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Copyright (C) 2002 Banc of America Securities LLC

------------------------------------------------------------------------------------------------------------------------------------
BANC OF AMERICA SECURITIES LLC                                                                                        BOND CASH FLOW
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         ABFC 02-NC1
BOND CLASS M3
------------------------------------------------------------------------------------------------------------------------------------
PERIOD     PAY       PERFORMING      PRINCIPAL      INTEREST      INTEREST  INTEREST     TOTAL          END      WRITEDOWN   TOTAL
NUMBER     DATE       BALANCE         PAYMENT         DUE         PAYMENT     RATE      PAYMENT       BALANCE              WRITEDOWN
------------------------------------------------------------------------------------------------------------------------------------
     1  08/25/2002  19,461,000.00          0.00     53,971.84     53,971.84   3.8400     53,971.84  19,461,000.00    0.00     0.00
------------------------------------------------------------------------------------------------------------------------------------
     2  09/25/2002  19,461,000.00          0.00     64,351.04     64,351.04   3.8400     64,351.04  19,461,000.00    0.00     0.00
------------------------------------------------------------------------------------------------------------------------------------
     3  10/25/2002  19,461,000.00          0.00     62,275.20     62,275.20   3.8400     62,275.20  19,461,000.00    0.00     0.00
------------------------------------------------------------------------------------------------------------------------------------
     4  11/25/2002  19,461,000.00          0.00     64,351.04     64,351.04   3.8400     64,351.04  19,461,000.00    0.00     0.00
------------------------------------------------------------------------------------------------------------------------------------
     5  12/25/2002  19,461,000.00          0.00     62,275.20     62,275.20   3.8400     62,275.20  19,461,000.00    0.00     0.00
------------------------------------------------------------------------------------------------------------------------------------
     6  01/25/2003  19,461,000.00          0.00     64,351.04     64,351.04   3.8400     64,351.04  19,461,000.00    0.00     0.00
------------------------------------------------------------------------------------------------------------------------------------
     7  02/25/2003  19,461,000.00          0.00     64,351.04     64,351.04   3.8400     64,351.04  19,461,000.00    0.00     0.00
------------------------------------------------------------------------------------------------------------------------------------
     8  03/25/2003  19,461,000.00          0.00     58,123.52     58,123.52   3.8400     58,123.52  19,461,000.00    0.00     0.00
------------------------------------------------------------------------------------------------------------------------------------
     9  04/25/2003  19,461,000.00          0.00     64,351.04     64,351.04   3.8400     64,351.04  19,461,000.00    0.00     0.00
------------------------------------------------------------------------------------------------------------------------------------
    10  05/25/2003  19,461,000.00          0.00     62,275.20     62,275.20   3.8400     62,275.20  19,461,000.00    0.00     0.00
------------------------------------------------------------------------------------------------------------------------------------
    11  06/25/2003  19,461,000.00          0.00     64,351.04     64,351.04   3.8400     64,351.04  19,461,000.00    0.00     0.00
------------------------------------------------------------------------------------------------------------------------------------
    12  07/25/2003  19,461,000.00          0.00     62,275.20     62,275.20   3.8400     62,275.20  19,461,000.00    0.00     0.00
------------------------------------------------------------------------------------------------------------------------------------
    13  08/25/2003  19,461,000.00          0.00     64,351.04     64,351.04   3.8400     64,351.04  19,461,000.00    0.00     0.00
------------------------------------------------------------------------------------------------------------------------------------
    14  09/25/2003  19,461,000.00          0.00     64,351.04     64,351.04   3.8400     64,351.04  19,461,000.00    0.00     0.00
------------------------------------------------------------------------------------------------------------------------------------
    15  10/25/2003  19,461,000.00          0.00     62,275.20     62,275.20   3.8400     62,275.20  19,461,000.00    0.00     0.00
------------------------------------------------------------------------------------------------------------------------------------
    16  11/25/2003  19,461,000.00          0.00     64,351.04     64,351.04   3.8400     64,351.04  19,461,000.00    0.00     0.00
------------------------------------------------------------------------------------------------------------------------------------
    17  12/25/2003  19,461,000.00          0.00     62,275.20     62,275.20   3.8400     62,275.20  19,461,000.00    0.00     0.00
------------------------------------------------------------------------------------------------------------------------------------
    18  01/25/2004  19,461,000.00          0.00     64,351.04     64,351.04   3.8400     64,351.04  19,461,000.00    0.00     0.00
------------------------------------------------------------------------------------------------------------------------------------
    19  02/25/2004  19,461,000.00          0.00     64,351.04     64,351.04   3.8400     64,351.04  19,461,000.00    0.00     0.00
------------------------------------------------------------------------------------------------------------------------------------
    20  03/25/2004  19,461,000.00          0.00     60,199.36     60,199.36   3.8400     60,199.36  19,461,000.00    0.00     0.00
------------------------------------------------------------------------------------------------------------------------------------
    21  04/25/2004  19,461,000.00          0.00     64,351.04     64,351.04   3.8400     64,351.04  19,461,000.00    0.00     0.00
------------------------------------------------------------------------------------------------------------------------------------
    22  05/25/2004  19,461,000.00          0.00     62,275.20     62,275.20   3.8400     62,275.20  19,461,000.00    0.00     0.00
------------------------------------------------------------------------------------------------------------------------------------
    23  06/25/2004  19,461,000.00          0.00     64,351.04     64,351.04   3.8400     64,351.04  19,461,000.00    0.00     0.00
------------------------------------------------------------------------------------------------------------------------------------
    24  07/25/2004  19,461,000.00          0.00     62,275.20     62,275.20   3.8400     62,275.20  19,461,000.00    0.00     0.00
------------------------------------------------------------------------------------------------------------------------------------
    25  08/25/2004  19,461,000.00          0.00     64,351.04     64,351.04   3.8400     64,351.04  19,461,000.00    0.00     0.00
------------------------------------------------------------------------------------------------------------------------------------
    26  09/25/2004  19,461,000.00          0.00     64,351.04     64,351.04   3.8400     64,351.04  19,461,000.00    0.00     0.00
------------------------------------------------------------------------------------------------------------------------------------
    27  10/25/2004  19,461,000.00          0.00     62,275.20     62,275.20   3.8400     62,275.20  19,461,000.00    0.00     0.00
------------------------------------------------------------------------------------------------------------------------------------
    28  11/25/2004  19,461,000.00          0.00     64,351.04     64,351.04   3.8400     64,351.04  19,461,000.00    0.00     0.00
------------------------------------------------------------------------------------------------------------------------------------
    29  12/25/2004  19,461,000.00          0.00     62,275.20     62,275.20   3.8400     62,275.20  19,461,000.00    0.00     0.00
------------------------------------------------------------------------------------------------------------------------------------
    30  01/25/2005  19,461,000.00          0.00     64,351.04     64,351.04   3.8400     64,351.04  19,461,000.00    0.00     0.00
------------------------------------------------------------------------------------------------------------------------------------
    31  02/25/2005  19,461,000.00          0.00     64,351.04     64,351.04   3.8400     64,351.04  19,461,000.00    0.00     0.00
------------------------------------------------------------------------------------------------------------------------------------
    32  03/25/2005  19,461,000.00          0.00     58,123.52     58,123.52   3.8400     58,123.52  19,461,000.00    0.00     0.00
------------------------------------------------------------------------------------------------------------------------------------
    33  04/25/2005  19,461,000.00          0.00     64,351.04     64,351.04   3.8400     64,351.04  19,461,000.00    0.00     0.00
------------------------------------------------------------------------------------------------------------------------------------
    34  05/25/2005  19,461,000.00          0.00     62,275.20     62,275.20   3.8400     62,275.20  19,461,000.00    0.00     0.00
------------------------------------------------------------------------------------------------------------------------------------
    35  06/25/2005  19,461,000.00          0.00     64,351.04     64,351.04   3.8400     64,351.04  19,461,000.00    0.00     0.00
------------------------------------------------------------------------------------------------------------------------------------
    36  07/25/2005  19,461,000.00          0.00     62,275.20     62,275.20   3.8400     62,275.20  19,461,000.00    0.00     0.00
------------------------------------------------------------------------------------------------------------------------------------
    37  08/25/2005  19,461,000.00    980,999.35     64,351.04     64,351.04   3.8400  1,045,350.39  18,480,000.65    0.00     0.00
------------------------------------------------------------------------------------------------------------------------------------
    38  09/25/2005  18,480,000.65  4,304,987.87     61,107.20     61,107.20   3.8400  4,366,095.07  14,175,012.78    0.00     0.00
------------------------------------------------------------------------------------------------------------------------------------
    39  10/25/2005  14,175,012.78    376,229.27     45,360.04     45,360.04   3.8400    421,589.31  13,798,783.50    0.00     0.00
------------------------------------------------------------------------------------------------------------------------------------
    40  11/25/2005  13,798,783.50    366,273.32     45,627.98     45,627.98   3.8400    411,901.30  13,432,510.19    0.00     0.00
------------------------------------------------------------------------------------------------------------------------------------
    41  12/25/2005  13,432,510.19    356,580.84     42,984.03     42,984.03   3.8400    399,564.87  13,075,929.34    0.00     0.00
------------------------------------------------------------------------------------------------------------------------------------
    42  01/25/2006  13,075,929.34    347,144.85     43,237.74     43,237.74   3.8400    390,382.59  12,728,784.49    0.00     0.00
------------------------------------------------------------------------------------------------------------------------------------
    43  02/25/2006  12,728,784.49    337,958.56     42,089.85     42,089.85   3.8400    380,048.41  12,390,825.93    0.00     0.00
------------------------------------------------------------------------------------------------------------------------------------
    44  03/25/2006  12,390,825.93    329,015.34     37,007.27     37,007.27   3.8400    366,022.61  12,061,810.59    0.00     0.00
------------------------------------------------------------------------------------------------------------------------------------
    45  04/25/2006  12,061,810.59    320,308.75     39,884.39     39,884.39   3.8400    360,193.14  11,741,501.84    0.00     0.00
------------------------------------------------------------------------------------------------------------------------------------
    46  05/25/2006  11,741,501.84    311,832.53     37,572.81     37,572.81   3.8400    349,405.34  11,429,669.31    0.00     0.00
------------------------------------------------------------------------------------------------------------------------------------
    47  06/25/2006  11,429,669.31    303,580.57     37,794.11     37,794.11   3.8400    341,374.68  11,126,088.73    0.00     0.00
------------------------------------------------------------------------------------------------------------------------------------
    48  07/25/2006  11,126,088.73    295,546.93     35,603.48     35,603.48   3.8400    331,150.41  10,830,541.80    0.00     0.00
------------------------------------------------------------------------------------------------------------------------------------
    49  08/25/2006  10,830,541.80    287,725.82     35,812.99     35,812.99   3.8400    323,538.81  10,542,815.98    0.00     0.00
------------------------------------------------------------------------------------------------------------------------------------
    50  09/25/2006  10,542,815.98    280,111.62     34,861.58     34,861.58   3.8400    314,973.20  10,262,704.36    0.00     0.00
------------------------------------------------------------------------------------------------------------------------------------
    51  10/25/2006  10,262,704.36    272,698.84     32,840.65     32,840.65   3.8400    305,539.49   9,990,005.52    0.00     0.00
------------------------------------------------------------------------------------------------------------------------------------
    52  11/25/2006   9,990,005.52    265,482.14     33,033.62     33,033.62   3.8400    298,515.76   9,724,523.38    0.00     0.00
------------------------------------------------------------------------------------------------------------------------------------
    53  12/25/2006   9,724,523.38    258,456.35     31,118.47     31,118.47   3.8400    289,574.82   9,466,067.03    0.00     0.00
------------------------------------------------------------------------------------------------------------------------------------
    54  01/25/2007   9,466,067.03    251,616.38     31,301.13     31,301.13   3.8400    282,917.51   9,214,450.65    0.00     0.00
------------------------------------------------------------------------------------------------------------------------------------
    55  02/25/2007   9,214,450.65    244,957.34     30,469.12     30,469.12   3.8400    275,426.45   8,969,493.31    0.00     0.00
------------------------------------------------------------------------------------------------------------------------------------
    56  03/25/2007   8,969,493.31    238,474.42     26,788.89     26,788.89   3.8400    265,263.30   8,731,018.89    0.00     0.00
------------------------------------------------------------------------------------------------------------------------------------
    57  04/25/2007   8,731,018.89    232,162.96     28,870.57     28,870.57   3.8400    261,033.53   8,498,855.94    0.00     0.00
------------------------------------------------------------------------------------------------------------------------------------
    58  05/25/2007   8,498,855.94    226,018.42     27,196.34     27,196.34   3.8400    253,214.75   8,272,837.52    0.00     0.00
------------------------------------------------------------------------------------------------------------------------------------
    59  06/25/2007   8,272,837.52    220,036.38     27,355.52     27,355.52   3.8400    247,391.89   8,052,801.15    0.00     0.00
------------------------------------------------------------------------------------------------------------------------------------
    60  07/25/2007   8,052,801.15    214,212.53     25,768.96     25,768.96   3.8400    239,981.50   7,838,588.61    0.00     0.00
------------------------------------------------------------------------------------------------------------------------------------
    61  08/25/2007   7,838,588.61    208,542.70     25,919.60     25,919.60   3.8400    234,462.30   7,630,045.91    0.00     0.00
------------------------------------------------------------------------------------------------------------------------------------
    62  09/25/2007   7,630,045.91    203,022.80     25,230.02     25,230.02   3.8400    228,252.82   7,427,023.10    0.00     0.00
------------------------------------------------------------------------------------------------------------------------------------
    63  10/25/2007   7,427,023.10    197,648.87     23,766.47     23,766.47   3.8400    221,415.34   7,229,374.24    0.00     0.00
------------------------------------------------------------------------------------------------------------------------------------
    64  11/25/2007   7,229,374.24    192,417.03     23,905.13     23,905.13   3.8400    216,322.16   7,036,957.21    0.00     0.00
------------------------------------------------------------------------------------------------------------------------------------
    65  12/25/2007   7,036,957.21    187,323.53     22,518.26     22,518.26   3.8400    209,841.79   6,849,633.68    0.00     0.00
------------------------------------------------------------------------------------------------------------------------------------
    66  01/25/2008   6,849,633.68    182,364.71     22,649.46     22,649.46   3.8400    205,014.16   6,667,268.97    0.00     0.00
------------------------------------------------------------------------------------------------------------------------------------
    67  02/25/2008   6,667,268.97    177,537.00     22,046.44     22,046.44   3.8400    199,583.43   6,489,731.97    0.00     0.00
------------------------------------------------------------------------------------------------------------------------------------
    68  03/25/2008   6,489,731.97    172,836.93     20,074.90     20,074.90   3.8400    192,911.83   6,316,895.04    0.00     0.00
------------------------------------------------------------------------------------------------------------------------------------
    69  04/25/2008   6,316,895.04    168,261.13     20,887.87     20,887.87   3.8400    189,148.99   6,148,633.91    0.00     0.00
------------------------------------------------------------------------------------------------------------------------------------
    70  05/25/2008   6,148,633.91    163,806.30     19,675.63     19,675.63   3.8400    183,481.93   5,984,827.61    0.00     0.00
------------------------------------------------------------------------------------------------------------------------------------
    71  06/25/2008   5,984,827.61    159,469.24     19,789.83     19,789.83   3.8400    179,259.07   5,825,358.37    0.00     0.00
------------------------------------------------------------------------------------------------------------------------------------
    72  07/25/2008   5,825,358.37    155,246.85     18,641.15     18,641.15   3.8400    173,887.99   5,670,111.52    0.00     0.00
------------------------------------------------------------------------------------------------------------------------------------
    73  08/25/2008   5,670,111.52    151,136.08     18,749.17     18,749.17   3.8400    169,885.24   5,518,975.45    0.00     0.00
------------------------------------------------------------------------------------------------------------------------------------
    74  09/25/2008   5,518,975.45    147,133.98     18,249.41     18,249.41   3.8400    165,383.39   5,371,841.47    0.00     0.00
------------------------------------------------------------------------------------------------------------------------------------
    75  10/25/2008   5,371,841.47    143,237.67     17,189.89     17,189.89   3.8400    160,427.56   5,228,603.80    0.00     0.00
------------------------------------------------------------------------------------------------------------------------------------
    76  11/25/2008   5,228,603.80    139,444.36     17,289.25     17,289.25   3.8400    156,733.61   5,089,159.44    0.00     0.00
------------------------------------------------------------------------------------------------------------------------------------
    77  12/25/2008   5,089,159.44    135,751.33     16,285.31     16,285.31   3.8400    152,036.64   4,953,408.11    0.00     0.00
------------------------------------------------------------------------------------------------------------------------------------
    78  01/25/2009   4,953,408.11    132,155.92     16,379.27     16,379.27   3.8400    148,535.19   4,821,252.19    0.00     0.00
------------------------------------------------------------------------------------------------------------------------------------
    79  02/25/2009   4,821,252.19    128,655.54     15,942.27     15,942.27   3.8400    144,597.81   4,692,596.65    0.00     0.00
------------------------------------------------------------------------------------------------------------------------------------
    80  03/25/2009   4,692,596.65    125,247.69     14,015.22     14,015.22   3.8400    139,262.91   4,567,348.96    0.00     0.00
------------------------------------------------------------------------------------------------------------------------------------
    81  04/25/2009   4,567,348.96    121,929.92     15,102.70     15,102.70   3.8400    137,032.62   4,445,419.05    0.00     0.00
------------------------------------------------------------------------------------------------------------------------------------
    82  05/25/2009   4,445,419.05    118,699.84     14,225.34     14,225.34   3.8400    132,925.18   4,326,719.21    0.00     0.00
------------------------------------------------------------------------------------------------------------------------------------
    83  06/25/2009   4,326,719.21    115,555.14     14,307.02     14,307.02   3.8400    129,862.15   4,211,164.07    0.00     0.00
------------------------------------------------------------------------------------------------------------------------------------
    84  07/25/2009   4,211,164.07    112,493.55     13,475.73     13,475.73   3.8400    125,969.28   4,098,670.52    0.00     0.00
------------------------------------------------------------------------------------------------------------------------------------
    85  08/25/2009   4,098,670.52    109,512.89     13,552.94     13,552.94   3.8400    123,065.83   3,989,157.63    0.00     0.00
------------------------------------------------------------------------------------------------------------------------------------
    86  09/25/2009   3,989,157.63    106,611.01     13,190.81     13,190.81   3.8400    119,801.82   3,882,546.63    0.00     0.00
------------------------------------------------------------------------------------------------------------------------------------
    87  10/25/2009   3,882,546.63    103,785.82     15,659.60     15,659.60   4.8400    119,445.43   3,778,760.81    0.00     0.00
------------------------------------------------------------------------------------------------------------------------------------
    88  11/25/2009   3,778,760.81    101,035.31     15,749.04     15,749.04   4.8400    116,784.34   3,677,725.50    0.00     0.00
------------------------------------------------------------------------------------------------------------------------------------
    89  12/25/2009   3,677,725.50     98,357.49     14,833.49     14,833.49   4.8400    113,190.98   3,579,368.02    0.00     0.00
------------------------------------------------------------------------------------------------------------------------------------
    90  01/25/2010   3,579,368.02     95,750.44     14,918.01     14,918.01   4.8400    110,668.45   3,483,617.57    0.00     0.00
------------------------------------------------------------------------------------------------------------------------------------
    91  02/25/2010   3,483,617.57     93,212.30     14,518.94     14,518.94   4.8400    107,731.24   3,390,405.28    0.00     0.00
------------------------------------------------------------------------------------------------------------------------------------
    92  03/25/2010   3,390,405.28     90,741.24     12,762.99     12,762.99   4.8400    103,504.23   3,299,664.04    0.00     0.00
------------------------------------------------------------------------------------------------------------------------------------
    93  04/25/2010   3,299,664.04     88,335.49     13,752.27     13,752.27   4.8400    102,087.75   3,211,328.55    0.00     0.00
------------------------------------------------------------------------------------------------------------------------------------
    94  05/25/2010   3,211,328.55     85,993.32     12,952.36     12,952.36   4.8400     98,945.68   3,125,335.23    0.00     0.00
------------------------------------------------------------------------------------------------------------------------------------
    95  06/25/2010   3,125,335.23     83,713.05     13,025.70     13,025.70   4.8400     96,738.75   3,041,622.18    0.00     0.00
------------------------------------------------------------------------------------------------------------------------------------
    96  07/25/2010   3,041,622.18    108,914.80     12,267.88     12,267.88   4.8400    121,182.67   2,932,707.38    0.00     0.00
------------------------------------------------------------------------------------------------------------------------------------
    97  08/25/2010   2,932,707.38    143,793.14     12,222.87     12,222.87   4.8400    156,016.01   2,788,914.25    0.00     0.00
------------------------------------------------------------------------------------------------------------------------------------
    98  09/25/2010   2,788,914.25    139,979.15     11,623.57     11,623.57   4.8400    151,602.72   2,648,935.10    0.00     0.00
------------------------------------------------------------------------------------------------------------------------------------
    99  10/25/2010   2,648,935.10    136,265.96     10,684.04     10,684.04   4.8400    146,949.99   2,512,669.15    0.00     0.00
------------------------------------------------------------------------------------------------------------------------------------
   100  11/25/2010   2,512,669.15    132,650.90     10,472.25     10,472.25   4.8400    143,123.15   2,380,018.24    0.00     0.00
------------------------------------------------------------------------------------------------------------------------------------
   101  12/25/2010   2,380,018.24    129,131.40      9,599.41      9,599.41   4.8400    138,730.80   2,250,886.85    0.00     0.00
------------------------------------------------------------------------------------------------------------------------------------
   102  01/25/2011   2,250,886.85    125,704.91      9,381.20      9,381.20   4.8400    135,086.10   2,125,181.94    0.00     0.00
------------------------------------------------------------------------------------------------------------------------------------
   103  02/25/2011   2,125,181.94    122,368.98      8,857.29      8,857.29   4.8400    131,226.27   2,002,812.96    0.00     0.00
------------------------------------------------------------------------------------------------------------------------------------
   104  03/25/2011   2,002,812.96    119,121.23      7,539.48      7,539.48   4.8400    126,660.70   1,883,691.73    0.00     0.00
------------------------------------------------------------------------------------------------------------------------------------
   105  04/25/2011   1,883,691.73    115,959.31      7,850.81      7,850.81   4.8400    123,810.12   1,767,732.42    0.00     0.00
------------------------------------------------------------------------------------------------------------------------------------
   106  05/25/2011   1,767,732.42    112,880.97      7,129.85      7,129.85   4.8400    120,010.82   1,654,851.45    0.00     0.00
------------------------------------------------------------------------------------------------------------------------------------
   107  06/25/2011   1,654,851.45    109,883.99      6,897.05      6,897.05   4.8400    116,781.04   1,544,967.47    0.00     0.00
------------------------------------------------------------------------------------------------------------------------------------
   108  07/25/2011   1,544,967.47    106,966.22      6,231.37      6,231.37   4.8400    113,197.59   1,438,001.25    0.00     0.00
------------------------------------------------------------------------------------------------------------------------------------
   109  08/25/2011   1,438,001.25    104,125.58      5,993.27      5,993.27   4.8400    110,118.85   1,333,875.67    0.00     0.00
------------------------------------------------------------------------------------------------------------------------------------
   110  09/25/2011   1,333,875.67    101,360.02      5,559.30      5,559.30   4.8400    106,919.32   1,232,515.65    0.00     0.00
------------------------------------------------------------------------------------------------------------------------------------
   111  10/25/2011   1,232,515.65     98,667.57      4,971.15      4,971.15   4.8400    103,638.71   1,133,848.08    0.00     0.00
------------------------------------------------------------------------------------------------------------------------------------
   112  11/25/2011   1,133,848.08     96,046.28      4,725.63      4,725.63   4.8400    100,771.91   1,037,801.80    0.00     0.00
------------------------------------------------------------------------------------------------------------------------------------
   113  12/25/2011   1,037,801.80     93,494.29      4,185.80      4,185.80   4.8400     97,680.09     944,307.51    0.00     0.00
------------------------------------------------------------------------------------------------------------------------------------
   114  01/25/2012     944,307.51     91,009.76      3,935.66      3,935.66   4.8400     94,945.42     853,297.75    0.00     0.00
------------------------------------------------------------------------------------------------------------------------------------
   115  02/25/2012     853,297.75     88,590.91      3,556.36      3,556.36   4.8400     92,147.26     764,706.84    0.00     0.00
------------------------------------------------------------------------------------------------------------------------------------
   116  03/25/2012     764,706.84     86,236.00      2,981.51      2,981.51   4.8400     89,217.51     678,470.84    0.00     0.00
------------------------------------------------------------------------------------------------------------------------------------
   117  04/25/2012     678,470.84     83,943.35      2,827.72      2,827.72   4.8400     86,771.06     594,527.50    0.00     0.00
------------------------------------------------------------------------------------------------------------------------------------
   118  05/25/2012     594,527.50     81,711.31      2,397.93      2,397.93   4.8400     84,109.24     512,816.19    0.00     0.00
------------------------------------------------------------------------------------------------------------------------------------
   119  06/25/2012     512,816.19     79,475.59      2,137.30      2,137.30   4.8400     81,612.89     433,340.60    0.00     0.00
------------------------------------------------------------------------------------------------------------------------------------
   120  07/25/2012     433,340.60     77,362.25      1,747.81      1,747.81   4.8400     79,110.05     355,978.36    0.00     0.00
------------------------------------------------------------------------------------------------------------------------------------
   121  08/25/2012     355,978.36     75,304.78      1,483.64      1,483.64   4.8400     76,788.42     280,673.58    0.00     0.00
------------------------------------------------------------------------------------------------------------------------------------
   122  09/25/2012     280,673.58     73,301.71      1,169.79      1,169.79   4.8400     74,471.50     207,371.86    0.00     0.00
------------------------------------------------------------------------------------------------------------------------------------
   123  10/25/2012     207,371.86     71,351.61        836.40        836.40   4.8400     72,188.01     136,020.25    0.00     0.00
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   124  11/25/2012     136,020.25     69,453.07        566.90        566.90   4.8400     70,019.97      66,567.18    0.00     0.00
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   125  12/25/2012      66,567.18     66,567.18        268.49        268.49   4.8400     66,835.67           0.00    0.00     0.00
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                                  19,461,000.00  3,944,112.40  3,944,112.40          23,405,112.40                   0.00
------------------------------------------------------------------------------------------------------------------------------------

This Structural Term Sheet Collateral Term Sheet or Computational Materials as appropriate (the "material" ) is for your private
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Copyright (C) 2002 Banc of America Securities LLC
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